                                                                       EXHIBIT 7

FACE

AGT

COMMON STOCK

COMMON STOCK

SEE REVERSE FOR
CERTAIN DEFINITIONS


INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 037937 20 8

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
APPLIED GRAPHICS TECHNOLOGIES, INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation, as amended (a copy of which certificate is on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Vice President Treasurer

President

Countersigned and Registered:
                   The Bank of New York
Transfer Agent and Registrar,
By



Authorized Signature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BACK

APPLIED GRAPHICS TECHNOLOGIES, INC.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM _ as tenants in common                                     UNIF GIFT MIN
ACT _ . . . . . . . . . .  Custodian . . . . . . . . . . .
                                                                          (Cust)
(Minor)
TEN ENT  _ as tenants by the entireties
under Uniform Gifts to Minors

JT TEN      _ as joint tenants with right
Act . . . . . . . . . . . . . . . . . . . . . .
                      of survivorship and not as
(State)
               tenants in common
                                     Additional abbreviations may also be used
though not in the above list

 For value received, ______________________________   hereby sell, assign and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

Shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint. . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,